Exhibit 10.6

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential; such information has been marked with “[***]”. Certain personally identifiable information has been omitted pursuant to Item 601(a)(6) of Regulation S-K.

Exascale Labs Holdings, Inc. — Purchase Order XLAB-PO-2026-0002 ● up to 64 × HGX B300

PURCHASE ORDER

XLAB-PO-2026-0002 ● September 30, 2026

Up to 64 × Compal [***] (NVIDIA HGX B300 NVL16) ● quantities called off by Release ● DAP (Incoterms 2020) Deployment Place, U.S.A.

Framework order: no minimum purchase commitment — units are purchased, and become payable, only under Releases confirmed by the Supplier (Clauses 1 and 9)

1. Order Information

PO No.	XLAB-PO-2026-0002
PO Date	September 30, 2026
Purchase and Sale Agreement	the Purchase and Sale Agreement between the Parties dated September 30, 2026 (the “PSA”). This PO is issued under the PSA; in the event of inconsistency this PO prevails (Clause 8.1)
Proforma Invoice	to be issued by the Supplier for each Release — DAP (Incoterms 2020) Deployment Place, stating the price validity date, without the “ETA market price” note (Part 7, item 5); referenced for price, quantity and bank details only
NVIDIA registration No.	to be stated by the Supplier in the Order Acknowledgment (Clause 1 and Part 7)
Effectiveness	conditional on the Order Acknowledgment under Clause 1; lapses if not acknowledged within sixty (60) days after the PO Date
Delivery term	DAP (Incoterms 2020) Deployment Place (Part 3)
Currency	United States dollars (USD)
Scope of this PO	up to 64 units in aggregate, called off by one or more Releases during the Release Period (Clause 1); no minimum quantity (Clause 9)
Release Period	until 31 March 2027, during which the Buyer may issue Releases at the Unit Price; confirmed by the Supplier in Part 7 (Clauses 1.2 and 9)

2. The Parties

Buyer

Legal name	Exascale Labs Holdings, Inc.
Address	820 Gessner Road, Suite 332, Houston, Texas 77024, U.S.A.
Registration	Delaware corporation ● Nasdaq: XLAB
Commercial contact	Mark Shen ● [***]
Authorized signatory	Hoansoo Lee, Chief Executive Officer ● [***] ● [***]
Bill-to	same as above

Exascale Labs Holdings, Inc. — Purchase Order XLAB-PO-2026-0002 ● up to 64 × HGX B300

Supplier

Legal name	COMPAL ELECTRONICS, INC.
Address	581 & 581-1, Ruiguang Road, Neihu District, Taipei 11492, Taiwan (R.O.C.)
Attention	Leon Zhu (Sales) ● Alan Chang (Vice President)
Email	as used in current correspondence

3. Deployment Place and Receiving

Deployment Place	[Data center name] [Street address, City, State ZIP], U.S.A. — or such other place in the United States as stated in the relevant Release
Ship-to entity	Exascale Labs Holdings, Inc. (the registered end user, as on the compliance forms), or the end user designated by the Buyer in the relevant Release
Site receiver	to be designated by the Buyer in writing before the notice of readiness to ship for each Release
Delivery requirements	schedule at least 5 business days before arrival; delivery to the receiving dock in business hours, unloading by carrier; rack installation not included
Importer of record	Exascale Labs Holdings, Inc., through its own customs broker

4. Order Lines

Item	Description and configuration	Qty	Unit Price (USD)	Amount (USD)
1	Compal [***] server [***] 10U HGX B300 NVL16 complete system, configuration per the table below	up to 64 units	US$565,000.00	up to US$36,160,000.00
	Total (tax excluded)			up to US$36,160,000.00

Say: up to Thirty-six million one hundred sixty thousand United States dollars (US$36,160,000.00) for sixty-four (64) units. The amount payable under this PO is the Unit Price multiplied by the number of units in each Release confirmed by the Supplier (Clause 1.2).

Configuration per unit

Component	Specification	Qty
Chassis	[***] 10U HGX B300 NVL16	1
CPU	[***]	[***]
MEM	[***]	[***]
M.2	[***]	[***]
NVMe	[***]	[***]
NIC	[***]	[***]
GPU	NVIDIA HGX B300 NVL16	1

The Supplier may substitute [***], provided that [***] and the Unit Price is unchanged; any other change to the configuration requires the Buyer’s prior written consent.

Exascale Labs Holdings, Inc. (Nasdaq: XLAB) ● 820 Gessner Road, Suite 332, Houston, Texas 77024, U.S.A.

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Exascale Labs Holdings, Inc. — Purchase Order XLAB-PO-2026-0002 ● up to 64 × HGX B300

5. Terms and Conditions

Clause 1 Effectiveness and Releases

1.1 This Purchase Order becomes effective on the date the Buyer receives the Supplier’s written order acknowledgment (the “Order Acknowledgment”), which shall (a) quote this PO number; (b) state the NVIDIA project registration number (the “O-number”) under which the Equipment is supplied, showing the Buyer (or the end user designated by the Buyer) as the registered end user, the Deployment Place in Part 3 as the registered site and sixty-four (64) units as the registered quantity; (c) confirm that the Supplier’s and NVIDIA’s compliance review of the Buyer has been completed and approved; (d) be accompanied by the PSA executed by the Supplier; and (e) confirm the period until 31 March 2027 during which Releases may be issued, as stated in Part 1 (the “Release Period”). The Supplier gives the Order Acknowledgment by completing and signing Part 7 of this PO.

1.2 This PO does not oblige the Buyer to purchase any minimum quantity. The Buyer purchases Equipment by written release notices issued from time to time during the Release Period (each a “Release”, in the form of Annex 4), each stating the number of units called off (not exceeding sixty-four (64) units in aggregate with all prior Releases), the Deployment Place and the requested readiness date. The Supplier shall confirm each Release in writing within five (5) business days after receipt (the “Release Confirmation”), unless NVIDIA allocation or compliance approval is not available for the units concerned, in which case the Supplier shall so notify the Buyer and the Release lapses without liability to either Party. A Release becomes binding on both Parties, and the Buyer’s payment obligation for the units in it arises, on the Buyer’s receipt of the Release Confirmation.

1.3 Before the Order Acknowledgment, this PO records the Buyer’s intent to purchase up to sixty-four (64) units for the purpose of the Supplier’s registration of the project with NVIDIA and may be presented to NVIDIA for that purpose; no payment obligation of the Buyer arises before a Release Confirmation.

1.4 If an Order Acknowledgment conforming to Clause 1.1 is not received within sixty (60) days after the PO Date, this PO lapses automatically without liability to either Party, unless extended by the Buyer in writing.

Clause 2 Price

2.1 The Unit Price is firm and fixed for all Releases issued during the Release Period and is not subject to adjustment by reference to market prices, quotation validity periods, estimated time of arrival (ETA), or the date of this PO, of the Order Acknowledgment or of any Release.

2.2 Prices are in United States dollars and exclude taxes. Under DAP, U.S. import duties, taxes and customs charges are for the Buyer’s account as importer of record; any taxes or charges in the Supplier’s jurisdiction are for the Supplier’s account.

2.3 The price includes the Equipment, assembly and factory test to the configuration in Part 4, export packing, carriage and cargo insurance to the Deployment Place, and the three (3)-year warranty under Clause 6.2.

Clause 3 Payment

3.1 Down Payment: 20% of the amount of each Release (the Unit Price multiplied by the number of units in that Release), by telegraphic transfer within five (5) business days after the Buyer’s receipt of the Release Confirmation.

3.2 Balance: 80% of the amount of each Release, by telegraphic transfer within five (5) business days after the Buyer’s receipt of the Supplier’s written notice of readiness to ship for that Release, accompanied by the packing list and the serial numbers of the units, and in any event before shipment.

3.3 Payment shall be made to the account in Appendix A of the PSA (as also stated on the Supplier’s proforma invoice). The Buyer’s finance team will verify the account by email with the Supplier’s finance department, at the Supplier’s official email domain, before the first payment; any change of bank details is effective only after the same verification.

Exascale Labs Holdings, Inc. (Nasdaq: XLAB) ● 820 Gessner Road, Suite 332, Houston, Texas 77024, U.S.A.

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Exascale Labs Holdings, Inc. — Purchase Order XLAB-PO-2026-0002 ● up to 64 × HGX B300

3.4 Refund: if any Equipment cannot be delivered to the Deployment Place because the allocation or the compliance approval is withdrawn by the Supplier or NVIDIA, or because of a change in export control law or licensing requirements, the Supplier shall refund all amounts paid by the Buyer for the units concerned within ten (10) business days after the Buyer’s written notice. Any refund provision in the PSA more favorable to the Buyer applies in addition.

3.5 Each remittance shall reference this PO number, the Release number and the O-number.

Clause 4 Application of NCNR Terms

4.1 The Supplier’s non-cancelable, non-returnable and non-reschedulable (NCNR) terms apply only to the units in a Release, from the date of the Release Confirmation for that Release, and only to the extent consistent with Clauses 3.4 and 5.5 and with the PSA.

4.2 Before the Release Confirmation, the Buyer may withdraw a Release by written notice without liability to either Party. Units not called off by a Release during the Release Period are not purchased, and no obligation or liability arises in respect of them.

Clause 5 Delivery

5.1 Delivery term: DAP (Incoterms 2020) Deployment Place. The Supplier arranges carriage and cargo insurance to the Deployment Place; the Buyer is the importer of record and appoints its own customs broker for U.S. import clearance.

5.2 Lead time: for each Release, the Supplier shall have the Equipment ready for shipment in the agreed configuration within four to six (4–6) weeks after receipt of the Down Payment for that Release, and shall ship within five (5) business days after receipt of the full price for that Release, unless the Parties agree in writing to postpone shipment, in which case the Equipment is stored under the Storage Agreement between the Parties.

5.3 Documents: the commercial invoice and packing list shall state this PO number, the Release number, the O-number, the HTS code, the ECCN, the country of origin, the serial number of each unit, and the gross weight and dimensions; the Supplier shall provide copies before shipment and the air waybill or bill of lading number on shipment.

5.4 Unless otherwise agreed in writing, the Equipment under each Release is delivered in one lot. Delivery arrangements are as set out in Part 3.

5.5 Late delivery: if the Supplier has not given notice of readiness to ship for a Release within thirty (30) days after the end of the period in Clause 5.2 for that Release, the Buyer may cancel the undelivered units of that Release by written notice, and the Supplier shall refund the amounts paid for those units within ten (10) business days.

Clause 6 Acceptance and Warranty

6.1 The Buyer will inspect the Equipment and give written notice of any defect within ten (10) business days after delivery at the Deployment Place; where the Equipment does not conform to the agreed specifications or is defective, the Supplier shall replace the defective Equipment or parts.

6.2 The warranty period is three (3) years from delivery at the Deployment Place. Warranty service is by parts replacement under the Supplier’s standard RMA process, provided that for a dead-on-arrival unit and for a failed GPU baseboard, CPU, memory module or NIC, the Supplier shall ship the replacement part within ten (10) business days after RMA confirmation, in advance of the return of the defective part.

Exascale Labs Holdings, Inc. (Nasdaq: XLAB) ● 820 Gessner Road, Suite 332, Houston, Texas 77024, U.S.A.

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Exascale Labs Holdings, Inc. — Purchase Order XLAB-PO-2026-0002 ● up to 64 × HGX B300

Clause 7 End Use and Export Control

7.1 The Buyer purchases the Equipment for deployment at the Deployment Place, where it will be operated by the Buyer or its affiliates. The Buyer may sell or transfer title to the Equipment, including under sale-and-leaseback or other financing arrangements, and may make the Equipment available to its customers as a service, provided that the Equipment is not re-exported, transferred or relocated from the Deployment Place except in compliance with applicable export control laws and, where required, with prior written notice to the Supplier and NVIDIA. The Buyer’s Certification of Compliance dated [       ] applies to this PO.

7.2 The Supplier shall ensure that the NVIDIA project registration records the Buyer (Exascale Labs Holdings, Inc.), or such end user as the Buyer designates in writing for a Release, as end user, the Deployment Place as the site, and the sixty-four (64) units under this PO as the quantity, registered as an independent project separate from any registration made by the Supplier for other customers.

Clause 8 Order of Precedence

8.1 This PO is issued under the PSA. In the event of inconsistency, the order of precedence is: (a) this PO; (b) the PSA; (c) the Order Acknowledgment and the Release Confirmations; (d) the Supplier’s proforma invoice or quotation.

8.2 The “Other conditions” or “Important Notice” printed on the Supplier’s proforma invoice or quotation (including notes on ETA market pricing, NCNR, quotation validity and PO receipt deadlines) and the Supplier’s standard terms of sale do not apply to this PO, except as expressly incorporated herein.

8.3 The Supplier may accept this PO only by an Order Acknowledgment, and a Release only by a Release Confirmation. Any acknowledgment or confirmation that adds to or varies the terms of this PO is a counter-offer and does not bind the Buyer unless accepted by the Buyer in writing.

8.4 Clauses 1 to 6 record the commercial terms agreed for the Equipment and apply to every Release issued under this PO.

Clause 9 Quantity and No Minimum Commitment

9.1 This PO covers up to sixty-four (64) units in aggregate. It does not oblige the Buyer to purchase any minimum quantity: the Buyer’s obligation to purchase and pay arises only for the units in a Release confirmed under Clause 1.2, and the Buyer may, according to its actual requirements, call off any number of units up to sixty-four (64), or none. The Supplier’s confirmation in Part 7 of the price and lead-time hold applies to all Releases issued during the Release Period.

Clause 10 General

10.1 Governing law and dispute resolution are as set out in Article 14 of the PSA.

10.2 Notices, Releases and Release Confirmations under this PO are given by email to the contacts in Part 2 and are effective on the recipient’s confirmation of receipt.

10.3 This PO, the Order Acknowledgment, the Releases and the Release Confirmations may be signed electronically and exchanged as scanned copies.

6. Signed for the Buyer

Company	Exascale Labs Holdings, Inc.
Signature	/s/ Hoansoo Lee

Name	Hoansoo Lee
Title	Chief Executive Officer
Date	September 30, 2026

Exascale Labs Holdings, Inc. (Nasdaq: XLAB) ● 820 Gessner Road, Suite 332, Houston, Texas 77024, U.S.A.

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Exascale Labs Holdings, Inc. — Purchase Order XLAB-PO-2026-0002 ● up to 64 × HGX B300

7. Supplier’s Order Acknowledgment

The Supplier is asked to confirm each item below (tick “Confirmed”, or tick “Amended” and state the amendment), complete the fields that follow, and sign. This Part, once signed, is the Order Acknowledgment referred to in Clause 1.1.

Item	Item to confirm	Supplier confirmation
1	NVIDIA project registration number (O-number) obtained and stated below	☐ Confirmed ☐ Amended: ____________
2	Registration: end user Exascale Labs Holdings, Inc. (or the end user designated by the Buyer for a Release); site as stated in Part 3; quantity 64 units; independent registration	☐ Confirmed ☐ Amended: ____________
3	Supplier’s and NVIDIA’s compliance review of the Buyer completed and approved, date stated below	☐ Confirmed ☐ Amended: ____________
4	PSA executed by the Supplier and attached to this acknowledgment	☐ Confirmed ☐ Amended: ____________
5	Proforma invoice to be issued for each Release: DAP (Incoterms 2020) Deployment Place, stating the price validity date, without the “ETA market price” note	☐ Confirmed ☐ Amended: ____________
6	Price: US$565,000.00 per unit, tax excluded, firm and fixed for all Releases issued during the Release Period (Clause 2)	☐ Confirmed ☐ Amended: ____________
7	Payment per Release: 20% by telegraphic transfer within 5 business days after the Release Confirmation; 80% within 5 business days after the notice of readiness and before shipment (Clause 3)	☐ Confirmed ☐ Amended: ____________
8	Bank account as in PSA Appendix A / proforma invoice, unchanged; email verification by the Buyer before payment accepted (Clause 3.3)	☐ Confirmed ☐ Amended: ____________
9	Lead time per Release: ready for shipment within 4–6 weeks after the Down Payment; shipment within 5 business days after full payment unless postponed under the Storage Agreement (Clause 5.2)	☐ Confirmed ☐ Amended: ____________
10	Configuration per Part 4; CPU and memory substitution only as stated in Part 4	☐ Confirmed ☐ Amended: ____________
11	Commercial invoice and packing list to state the PO number, Release number, O-number, HTS, ECCN, country of origin and serial numbers (Clause 5.3)	☐ Confirmed ☐ Amended: ____________
12	Inspection 10 business days; warranty 3 years from delivery; advance replacement for DOA and key components (Clause 6)	☐ Confirmed ☐ Amended: ____________
13	Refund and late-delivery remedy (Clauses 3.4 and 5.5); NCNR applies only to confirmed Releases, from the Release Confirmation (Clause 4)	☐ Confirmed ☐ Amended: ____________
14	Release Period: Releases for up to 64 units in aggregate accepted at the same unit price and lead time until 31 March 2027 (Clauses 1.2 and 9)	☐ Confirmed ☐ Amended: ____________

Exascale Labs Holdings, Inc. (Nasdaq: XLAB) ● 820 Gessner Road, Suite 332, Houston, Texas 77024, U.S.A.

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Exascale Labs Holdings, Inc. — Purchase Order XLAB-PO-2026-0002 ● up to 64 × HGX B300

Fields to complete

O-number	______________________________________
Compliance approval date	______________________________________
Supplier sales order No.	______________________________________
Proforma invoice No. and date	No. ____________________, dated ____________________
Release Period: Releases accepted until	31 March 2027 (as stated in Part 1)

Signed for the Supplier

Company	COMPAL ELECTRONICS, INC.
Signature	/s/
Name
Title
Date

8. Annexes

Annex 1	PSA dated September 30, 2026 (executed copy to accompany the Order Acknowledgment)
Annex 2	Supplier’s proforma invoice for each Release (Part 7, item 5)
Annex 3	Supplier’s bank details (PSA Appendix A), to be verified by the Buyer’s finance team by email before the first payment (Clause 3.3)
Annex 4	Form of Release (below)

Annex 4 Form of Release

Release No. XLAB-PO-2026-0002-R__ under Purchase Order XLAB-PO-2026-0002, issued by the Buyer under Clause 1.2 and confirmed by the Supplier below.

Release date	______________________________________
Number of units in this Release	__________ units
Aggregate units released to date (including this Release)	__________ of 64 units
Deployment Place	as stated in Part 3 of the PO, or: ______________________________________
End user / operator, if not the Buyer	______________________________________
Requested readiness date	______________________________________
Issued for the Buyer	Name:	Title:
	Signature:	Date:

Release Confirmation by the Supplier (Clause 1.2)	☐ Confirmed — Supplier sales order No. ___________; proforma invoice No. ___________ ☐ Not available (NVIDIA allocation / compliance approval): ____________ — this Release lapses
Signed for the Supplier	Name:	Title:
	Signature:	Date:

Exascale Labs Holdings, Inc. (Nasdaq: XLAB) ● 820 Gessner Road, Suite 332, Houston, Texas 77024, U.S.A.

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